3rd Quarter 2016 Earnings Call October 24, 2016

2 Financial Highlights ▪ Net income of $67.1 million and earnings per share of $0.64 (inclusive of $0.02 in acquisition / restructure expense), compared to $61.6 million and $0.60 per share for Q2 2016 (inclusive of $0.02 in acquisition / restructure expense), and $55.9 million and $0.55 per share for Q3 2015 ▪ Total loans of $13.03 billion, up $156 million from prior quarter and total deposits of $14.44 billion, up $242 million from prior quarter ▪ Net interest margin of 4.55%, compared to 4.63% in Q2 2016, and 4.59% in Q3 2015 ▪ Efficiency ratio of 43.0%, flat from Q2 2016, and an improvement from 46.8% in Q3 2015 ▪ Nonperforming assets (nonaccrual loans and repossessed assets) decreased to 0.53% of total assets, from 0.54% at June 30, 2016 ▪ Annualized net charge-offs (recoveries) to average loans outstanding of 0.04%, compared to (0.01)% in Q2 2016, and (0.08)% in Q3 2015 ▪ Tangible common equity ratio of 9.3% and tangible book value per share, net of tax, of $14.84, compared to 9.1% and $14.25, respectively, at June 30, 2016 Note: Prior period financial results for 2015 have been adjusted to reflect the adoption of the accounting guidance in ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. See the supplemental schedule at the end of the 12/31/2015 press release for the impact that adoption had on prior period financial results. Q3 2016 HIGHLIGHTS 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q3 2016 HIGHLIGHTS ▪ Net Interest Income increased $8.8 million as a result of an increase in investment securities, a full quarter of HFF results, loan growth, and one additional day in the quarter ▪ Operating Non-Interest Income increased $2.1 million (24.4%), primarily from warrant income ▪ Operating Non-Interest Expense increased $4.6 million (5.9%), primarily driven by increased variable incentive compensation linked to business performance ▪ Acquisition / Restructure and Other includes costs related to the Hotel Franchise Finance acquisition and core conversion costs ▪ Income Tax Expense increased $2.9 million based on higher net income and a marginally higher tax rate Q3-16 Q2-16 Q3-15 Net Interest Income $ 172.5 $ 163.7 $ 137.4 Operating Non-Interest Income 10.7 8.6 8.5 Net Operating Revenue $ 183.2 $ 172.3 $ 145.9 Operating Non-Interest Expense (82.4) (77.8) (72.2) Operating Pre-Provision Net Revenue $ 100.8 $ 94.5 $ 73.7 Provision for Credit Losses (2.0) (2.5) — Gains on OREO and Other Assets 0.1 (0.4) 0.1 Gain on Sale of Securities — — (0.1) Acquisition / Restructure and Other (2.7) (3.7) (0.7) Pre-tax Income $ 96.2 $ 87.9 $ 73.0 Income Tax (29.2) (26.3) (17.1) Net Income $ 67.1 $ 61.6 $ 55.9 Preferred Dividend — — (0.2) Net Income Available to Common $ 67.1 $ 61.6 $ 55.7 Average Diluted Shares Outstanding 104.6 103.5 101.5 Earnings Per Share $ 0.64 $ 0.60 $ 0.55 3

4 Net Interest Drivers $ in billions Interest Bearing Deposits and Cost of Funds Loans and Yield Borrowings and Cost of Borrowings Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 2.73% 2.94% 3.65% 2.84% 4.05% $506.8 $360.3 $210.6 $382.1 $382.9 Q3 2016 HIGHLIGHTS ▪ Investments increased $516 million as a result of deployment of excess cash held in prior periods ▪ Loans increased $156 million causing a one basis point increase in yield ▪ Cost of funds increased one basis point for interest-bearing deposits due to higher rates on CDs ▪ Cost of funds for total deposits, including non-interest bearing deposits, decreased one basis point to 0.22% due to relative increase in the proportion of non-interest bearing deposits Total Investments and Yield Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 2.98% 2.98% 3.02% 2.95% 2.90% $2.0 $2.0 $2.1 $2.3 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 5.31% 5.35% 5.31% 5.43% 5.44% $10.8 $11.1 $11.2 $12.9 $13.0 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 0.30% 0.30% 0.31% 0.35% 0.36% $7.5 $7.9 $8.4 $8.9 $8.8 Investments Loans Interest Bearing Deposits Borrowings 4 $2.8

5 Net Interest Income and Accretion $ in millions Q3 2016 HIGHLIGHTS ▪ NIM decreased 8 bps largely due to increased interest expense from the issuance of long-term subordinated debt in Q2 2016 and growth in lower yielding investment portfolio ▪ NIM adjusted for acquired loan accretion was 4.33% for the quarter, compared to reported NIM of 4.55% Net Interest Income and NIM Acquired Loan Accretion and Adjusted NIM Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 4.59% 4.67% 4.58% 4.63% $137.4 $143.3 $145.7 $163.7 $172.5 Non-PCI Accretion PCI Accretion Adjusted Net Interest Margin, excluding accretion Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $3.6 $2.8 $4.1 $4.6 $2.3 $1.4 $2.5 $4.1 $4.2 4.37% 4.52% 4.42% 4.41% Scheduled Acquisition Loan Accretion Non-PCI Rate and Credit Accretion PCI Rate Accretion Q4-16 Q1-17 Q2-17 Q3-17 $3.9 $3.6 $3.6 $3.4 $0.9 $0.8 $0.8 $0.8 $4.7 Ending rate and credit marks on all acquired loans at 9/30/2016 are $77 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion Adjusted NIM 5 4.55% 4.33%

6 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $43.7 $41.2 $44.9 $44.7 $49.5 $9.3 $9.8 $9.6 $10.2 $10.0$8.4 $10.5 $10.1 $11.6 $11.8 $10.8 $11.3 $11.2 $11.3 $11.1 Operating Expenses and Efficiency $ in millions Q3 2016 HIGHLIGHTS ▪ The efficiency ratio remained steady at 43.0% ▪ Compensation expense increased due to increased headcount and variable incentive compensation linked to business performance Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 46.8% 45.2% 45.6% 43.0% 43.0% $72.2 $72.8 $75.8 $77.8 6 $82.4

7 Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and ROA Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $73.7 $79.9 $82.1 $94.5 $100.8 2.16% 2.28% 2.27% 2.37% 2.38% Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $55.9 $58.5 $61.3 $61.6 $67.1 1.64% 1.67% 1.70% 1.55% 1.58% ▪ ROA increased from the prior quarter due to an increase in net interest income resulting from the deployment of excess cash into the purchase of securities, loan growth, and one additional day in the quarter Net Income and ROA 7

8 Consolidated Balance Sheet $ in millions, except per share data ▪ Total loans increased $156 million over prior quarter and $2.25 billion (20.8%) over prior year with $1.28 billion attributable to Hotel Franchise Finance and the remainder due to organic growth ▪ Deposits increased $242 million over prior quarter and $2.83 billion (24.4%) over prior year ▪ Shareholders' Equity increased $61 million primarily as a function of net income ▪ Tangible Book Value/Share increased $0.59 (4.1%) over prior quarter and $2.98 (25.1%) over prior year Q3 2016 HIGHLIGHTSQ3-16 Q2-16 Q3-15 Cash & Investments $ 3,134 $ 2,959 $ 2,319 Total Loans 13,034 12,878 10,788 Allowance for Credit Losses (123) (122) (117) Other Assets 998 1,014 966 Total Assets $ 17,043 $ 16,729 $ 13,956 Deposits $ 14,443 $ 14,201 $ 11,610 Borrowings 427 421 560 Other Liabilities 316 311 202 Total Liabilities $ 15,186 $ 14,933 $ 12,372 Shareholders' Equity 1,857 1,796 1,584 Total Liabilities and Equity $ 17,043 $ 16,729 $ 13,956 Tangible Book Value Per Share $ 14.84 $ 14.25 $ 11.86 8

9 Loan Growth and Portfolio Composition $ in millions Q3 2016 HIGHLIGHTS ▪ Quarter-over-quarter loan growth driven by two loan categories: - C&I $137 million - Construction & Land $46 million ▪ Year-over-year loan growth driven by three loan categories: - CRE, Non-OO $1.41 billion* - C&I $755 million - Construction & Land $258 million* $2.25 BILLION YEAR-OVER-YEAR GROWTH Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $4,964 $5,267 $5,383 $5,582 $5,719 $2,144 $2,103 $2,052 $2,027 $2,002 $2,211 $2,283 $2,291 $3,601 $3,623 $1,122 $1,133 $1,180 $1,334 $1,380 $347 $350 $336 $335 $310 3.2% 19.9% 20.5% 46.0% 10.4% 2.4% 15.3% 27.8% 43.9% 10.6% Growth Residential and Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $10,788 +427 $11,136 +348 $11,241 +105 $12,878 +1,637* $13,034 +156 9 * Includes purchase of $1.28 billion HFF loan portfolio on April 20, 2016

10 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $4,077 $4,094 $4,635 $5,275 $5,625 $1,024 $1,028 $1,088 $1,278 $1,257 $4,673 $5,297 $5,651 $6,006 $5,969 $1,836 $1,611 $1,708 $1,642 $1,592 Deposit Growth and Composition $ in millions Q3 2016 HIGHLIGHTS ▪ Quarter-over-quarter deposit growth primarily driven by Non- Int Bearing DDA $350 million ▪ Year-over-year deposit growth driven by two deposit categories: - Non-Int Bearing DDA $1.55 billion - Savings & MMDA $1.30 billion 8.8% 15.9% 35.1% 40.2% 8.7% 11.0% 38.9% 41.4% $2.83 BILLION YEAR-OVER-YEAR GROWTH CDs Savings & MMDA Interest Bearing DDA Non-Interest Bearing DDA Growth $13,082 +1,052 $12,030 +420 $11,610 +203 $14,201 +1,119 $14,443 +242 10

11 Loans and Deposits by Client or Collateral Domicile $ in millions Deposits Loans 38.0% 17.6% 14.6% 30.7% 25.4% 16.0% 16.4% State Amount % California $ 4,947 38.0% Arizona 2,300 17.6% Nevada 1,900 14.6% Texas 421 3.2% New York 314 2.4% New Jersey 248 1.9% South Carolina 240 1.8% Georgia 227 1.7% Washington 196 1.5% Colorado 191 1.5% Florida 186 1.4% Indiana 142 1.1% Massachusetts 136 1.0% Ohio 128 1.0% North Carolina 126 1.0% Other (less than 1%) 1,332 10.3% Totals $ 13,034 100.0% State Amount % California $ 4,436 30.7% Nevada 3,665 25.4% Arizona 2,307 16.0% Florida 417 2.9% Massachusetts 332 2.3% Colorado 329 2.3 Texas 305 2.1% Minnesota 288 2.0% Pennsylvania 250 1.7% Virginia 242 1.7% New York 220 1.5% Illinois 199 1.4% Washington 179 1.2% New Jersey 176 1.2% Other (less than 1%) 1,098 7.6% Totals $ 14,443 100.0% } }70.2% 72.1% 11

12 Adversely Graded Assets to Total Assets NPA's to Total Assets Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 2.70% 2.54% 2.11% 2.24% 1.97% 0.76% 0.65% 0.57% 0.54% 0.53% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $58 $44 $53 $50 $50 $48 $48 $34 $40 $41 $108 $119 $92 $120 $110 $153 $142 $133 $154 $134 Adversely Graded Loans and Non-Performing Assets * $ in millions NPA’s Adversely Graded Loans $364 Accruing TDRs total $55 million as of 9/30/2016 $367 $353 $312 $335 * Amounts are net of total PCI credit and interest rate discounts of $30 million as of 9/30/2016 12 Special Mention Loans OREO

13 Gross Charge-Offs Recoveries Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and (Recoveries) Net Charge-Offs (Recoveries) and Rate ALLL+CD/Total Loans Loan Loss Provision ALLL/Total Loans Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 1.32% 1.25% 1.21% 1.42% 1.37% $0.0 $2.5 $2.5 $2.5 $2.0 1.09% 1.07% 1.06% 0.95% 0.94% Net Charge-Offs (Recoveries) Annualized Net Charge-Off (Recovery) Rate Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 (0.08)% 0.02% (0.01)% 0.04% ALLL and Credit Discounts ALLL Credit Discounts Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $117 $119 $119 $122 $123 $26 $21 $16 $62 $56 Provision for Credit Losses and ALLL Ratios 13 Credit Discounts ALLL $0.5 $2.3 $(2.0) $1.2 0.08% $1.1 $2.5 $8.0 $2.7 $(5.7) $(1.5) $1.4 $(2.0) $(1.8) $(3.1) $(0.4) $143 $140 $135 $184 $179

14 ROTCE TBV/Share Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 19.0% 18.6% 18.4% 17.4% 17.5% $11.86 $12.54 $13.16 $14.25 $14.84 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 12.1% 12.2% 12.3% 12.9% 13.1% 9.1% 9.7% 9.9% 9.6% 9.8%9.9% 9.8% 9.9% 9.8% 9.6% 8.9% 9.2% 9.1% 9.1% 9.3% Capital Ratios ROTCE and TBV/Share 14

15 Outlook 4th Quarter 2016 ▪ Loan and Deposit Growth ▪ Interest Margin ▪ Operating Efficiency ▪ Asset Quality 15

16 Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance, including our recent domestic select-service hotel franchise finance loan portfolio acquisition. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. 16